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                                                                   EXHIBIT 10.22

                              AMENDMENT NUMBER 1 TO
                               SECURITY AGREEMENT

                           Dated as of August 14, 2001

         This Amendment Number 1 (the "Amendment") to the Security Agreement, dated as of August 14, 2001, is among Pediatrix Medical Group, Inc., a Florida corporation (the "Company"), the Material Related Entities of the Company from time to time party hereto and Fleet National Bank, formerly known as The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders under the Credit Agreement (as defined below).

         Reference is made to the Security Agreement (the "Security Agreement") dated as of November 1, 2000 among the Company, the Related Entities (as defined in the Credit Agreement as it was in effect on November 1, 2000) of the Company from time to time party thereto and the Agent, for itself and the other Lenders under the Credit Agreement.

         WHEREAS, in connection with the amendment and restatement this day of the Credit Agreement, the parties hereto wish to amend certain provisions of the Security Agreement.

1.       Reference to Credit Agreement; Definitions.

         1.1. Reference to Credit Agreement. Reference is made to the Credit Agreement, originally dated as of June 27, 1996, as amended and restated as of November 1, 2000 and as further amended and restated as of the date of this Amendment, among the Company, the Material Related Entities of the Company from time to time party thereto, the Lenders from time to time party thereto, including Fleet National Bank, formerly known as The First National Bank of Boston, both in its capacity as a Lender and in its capacity as Agent and Firstar Bank, both in its capacity as a Lender and in its capacity as Syndication Agent [additional agents].

         1.2. Definitions. Terms used in this Agreement but not defined herein are used as defined in the Credit Agreement.

2.       Amendments.

         2.1. Section 1. The first sentence of Section 1 of the Security Agreement is hereby amended by deleting it in its entirety and substituting therefor:

                  "Reference is made to the Amended and Restated Credit Agreement, originally dated as of June 27, 1996, as amended and restated as of November 1, 2000 and as further amended and restated as of the date hereof, and as from time to time in effect (the "Credit Agreement"), among the Company, the Material Related Entities of the Company from time to time party thereto, the Lenders and the Agent."


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         2.2.     Section 1. The last sentence of the first paragraph of Section
1 of the Security Agreement is hereby amended by deleting it in its entirety and substituting therefor:

                  "References to `the date hereof' mean November 1, 2000."

3. Miscellaneous. Except to the extent specifically modified hereby, the provisions of the Security Agreement shall remain unmodified, and the Security Agreement, as amended herein, is hereby confirmed as being in full force an effect. Each of the parties hereto hereby affirms that it is bound by the provisions of the Security Agreement, as amended by this Amendment and, accordingly, that each such Person is an Obligor. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument, and shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts without giving effect to any choice or conflict of laws provisions or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

             [The remainder of this page intentionally left blank.]


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         IN WITNESS WHEREOF, each of the undersigned has duly executed this
Amendment (or caused this Amendment to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first written above.

                                 PEDIATRIX MEDICAL GROUP, INC. (Florida)



                                 By: /s/ Karl B. Wagner
                                         Karl B. Wagner, Chief Financial Officer



                                 ALASKA NEONATOLOGY ASSOCIATES, INC.
                                 AUGUSTA NEONATOLOGY ASSOCIATES, P.C.
                                 DES MOINES PERINATAL CENTER, P.C.
                                 FOOTHILL MEDICAL GROUP, INC.
                                 FORT WORTH NEONATAL ASSOCIATES, P.A.
                                 OBSTETRIX MEDICAL GROUP OF CALIFORNIA, A
                                    PROFESSIONAL CORPORATION
                                 MAGELLA HEALTHCARE GROUP, L.P.
                                 MAGELLA MEDICAL ASSOCIATES, P.A.
                                 MAGELLA MEDICAL ASSOCIATES OF GEORGIA, P.C.
                                 MAGELLA MEDICAL ASSOCIATES MIDWEST, P.C.
                                 MAGELLA MEDICAL GROUP, INC. (d/b/a MAGELLA
                                    MEDICAL GROUP, A MEDICAL CORPORATION)
                                 MAGELLA NEVADA, LLC
                                 MAGELLA TEXAS, LLC
                                 MARCIA J. PERNOLL, M.D. PROF. CORP. d/b/a
                                    OBSTETRIX MEDICAL GROUP OF NEVADA, LTD.
                                 MOUNTAIN STATES NEONATOLOGY, INC.
                                 NEONATAL AND PEDIATRIC INTENSIVE CARE
                                    MEDICAL GROUP, INC.
                                 NEONATOLOGY ASSOCIATES, P.A.
                                 NEONATOLOGY-CARDIOLOGY ASSOCIATES, P.A.
                                 NEWBORN SPECIALISTS, P.C.
                                 OBSTETRIX MEDICAL GROUP OF COLORADO, P.C.
                                 OBSTETRIX MEDICAL GROUP OF KANSAS AND
                                    MISSOURI, P.A.
                                 OBSTETRIX MEDICAL GROUP OF TEXAS, P.A.
                                 OZARK NEONATAL ASSOCIATES, INC.



                                 By: /s/ Karl B. Wagner
                                         Karl B. Wagner, Attorney-in-Fact


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                                 PEDIATRIX MEDICAL GROUP OF ARKANSAS, P.A.
                                 PEDIATRIX MEDICAL GROUP OF CALIFORNIA, A
                                    PROFESSIONAL CORPORATION
                                 PEDIATRIX MEDICAL GROUP OF COLORADO, P.C.
                                 PEDIATRIX MEDICAL GROUP OF GEORGIA, P.C.
                                 PEDIATRIX MEDICAL GROUP OF INDIANA, P.C.
                                 PEDIATRIX MEDICAL GROUP OF KANSAS, P.A.
                                 PEDIATRIX MEDICAL GROUP OF MISSOURI, P.C.
                                 PEDIATRIX MEDICAL GROUP OF OKLAHOMA, P.C.
                                 PEDIATRIX MEDICAL GROUP OF PENNSYLVANIA, P.C. PEDIATRIX MEDICAL GROUP OF PUERTO RICO, P.S.C. PEDIATRIX MEDICAL GROUP OF TEXAS, P.A. PEDIATRIX MEDICAL GROUP NEONATOLOGY AND
                                    PEDIATRIC INTENSIVE CARE SPECIALISTS
                                    OF NEW YORK, P.C.
                                 PEDIATRIX MEDICAL GROUP
                                 PEDIATRIX OF MARYLAND, P.A.
                                 PERINATAL PEDIATRICS, P.A.
                                 PERNOLL MEDICAL GROUP OF NEVADA, LTD.
                                    d/b/a PEDIATRIX MEDICAL GROUP OF NEVADA
                                 SAVANNAH NEONATOLOGY, INC.
                                 ST. JOSEPH NEONATOLOGY CONSULTANTS, P.A.
                                 TEXAS MATERNAL FETAL MEDICINE, P.A.



                                 By: /s/ Karl B. Wagner
                                         Karl B. Wagner, Attorney-in-Fact



                                 PEDIATRIX MEDICAL GROUP OF OHIO CORP.



                                 By: /s/ Karl B. Wagner
                                         Karl B. Wagner, Secretary


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                                 ASSOCIATES IN NEONATOLOGY, INC.
                                 BNA ACQUISITION COMPANY, INC.
                                 CENTRAL OKLAHOMA NEONATOLOGY
                                    ASSOCIATES, INC.
                                 FLORIDA REGIONAL NEONATAL ASSOCIATES, P.A.
                                 GNPA ACQUISITION COMPANY, INC.
                                 MAGELLA HEALTHCARE CORPORATION
                                 MNPC ACQUISITION COMPANY, INC.
                                 NACF ACQUISITION COMPANY, INC.
                                 NEONATAL SPECIALISTS, LTD.
                                 NSPA ACQUISITION COMPANY, INC.
                                 OBSTETRIX MEDICAL GROUP OF ARIZONA, P.C.
                                 OBSTETRIX MEDICAL GROUP OF DELAWARE, INC.
                                 OBSTETRIX MEDICAL GROUP OF PENNSYLVANIA, P.C. OBSTETRIX MEDICAL GROUP OF PHOENIX, P.C.
                                 OBSTETRIX MEDICAL GROUP OF
                                    WASHINGTON, INC., P.S.
                                 OBSTETRIX MEDICAL GROUP, INC.
                                 PALM BEACH NEO ACQUISITIONS, INC.
                                 PASCV ACQUISITION COMPANY, INC.
                                 PEDIATRIX MEDICAL GROUP OF DELAWARE, INC.
                                 PEDIATRIX MEDICAL GROUP OF FLORIDA, INC.
                                 PEDIATRIX MEDICAL GROUP OF NEW MEXICO, P.C.
                                 PEDIATRIX MEDICAL GROUP OF SOUTH CAROLINA, P.A. PEDIATRIX MEDICAL GROUP OF TENNESSEE, P.C. PEDIATRIX MEDICAL GROUP OF
                                    WASHINGTON, INC., P.S.
                                 PEDIATRIX MEDICAL GROUP, INC. (Utah)
                                 PEDIATRIX MEDICAL GROUP, P.A.
                                 PEDIATRIX MEDICAL GROUP, P.C. (Virginia)
                                 PEDIATRIX MEDICAL GROUP, P.C. (West Virginia) PMG ACQUISITION CORP.
                                 PNA ACQUISITION CO., INC.
                                 RPNA ACQUISITION COMPANY, INC.
                                 SCPMC ACQUISITION CO.
                                 SNCA ACQUISITION COMPANY, INC.



                                 By: /s/ Karl B. Wagner
                                         Karl B. Wagner, Treasurer


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                                 FLEET NATIONAL BANK



                                 By /s/ Carol Paige Castle
                                        Carol Paige Castle
                                        Director

                                        Fleet National Bank
                                        100 Federal Street
                                        Mail Stop: MADE 100010B
                                        Boston, Massachusetts 02110
                                        Telecopy: (617) 434-2472

                                        With a copy to:

                                        Fleet National Bank
                                        Mail Stop: NJRP45004P
                                        301 Carnegie Center
                                        Princeton, NJ 08540-6227
                                        Telecopy: (609) 799-8984


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